LIQUIDITY AND MANAGEMENT'S PLAN 10Q	3 Months Ended
Mar. 31, 2014
LIQUIDITY AND MANAGEMENT'S PLAN [Abstract]
LIQUIDITY AND MANAGEMENT'S PLAN
NOTE 3. LIQUIDITY AND MANAGEMENT’S PLAN

In 2013 and the first quarter of 2014, we continued to experience losses and negative cash flows from operations which raises substantial doubt about our ability to continue as a going concern.  We believe that we now have adequate financial resources to operate our business for the next year and we will be able to obtain additional funds to operate our business, should it be necessary, however, there can be no assurances that our efforts will prove successful.  The accompanying consolidated financial statements do not include any adjustments that might be necessary if we are unable to continue as a going concern.

We closed an underwritten public offering in December 2013 and completed a private placement offering in March 2014, which together provided us with net proceeds in excess of $12.0 million, allowing us to acquire H&N, make additional investment in our Brazilian operations and provide cash for corporate purposes.  In January 2014, we completed the acquisition of H&N, the operations of which are expected to be accretive to cash flows.  Our Brazilian subsidiary, Irgovel, shut down operations in the first quarter of 2014 to complete the final stages of a major capital expansion.  The shutdown and capital expenditures have depleted cash.  Operations at Irgovel are expected to normalize during the second quarter of 2014, such that Irgovel will then be operating at its newly increased capacity and begin generating cash from operations.